UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2009

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.02 — TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 8.01 — OTHER EVENTS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.02 — TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2009, as further discussed in Item 2.03 below, Calpine Construction Finance Company, L.P. (“CCFC”) and CCFC Finance Corp. (“CCFC Finance” and, together with CCFC, the “Issuers”) issued $1.0 billion in aggregate principal amount of 8% senior secured notes due 2016 (the “Notes”). The net proceeds from this offering together with certain other funds were used on May 19, 2009, to repay and terminate the $364 million outstanding under CCFC’s first priority senior secured institutional term loans due 2009. In addition, on May 19, 2009, the Issuers provided notice of redemption on June 18, 2009, of the Issuers’ $415 million outstanding principal amount of second priority senior secured floating rate notes due 2011 and discharged the indenture relating thereto. The Issuers made a distribution to their indirect parent, CCFC Preferred Holdings, LLC, which will use the distribution to redeem its $300 million outstanding redeemable preferred shares due 2011 (the “Preferred Shares”). Also on May 19, 2009, CCFC Preferred Holdings, LLC provided notice of redemption of its Preferred Shares on July 1, 2009, or on an earlier date if the holders of the Preferred Shares so choose. The above include, in each case, any interest, premium or other amount due and payable thereon.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 19, 2009, the Issuers issued the Notes under an indenture (the “Indenture”) among the Issuers, Hermiston Power LLC and Brazos Valley Energy LLC, as guarantors (the “Guarantors”), and Wilmington Trust Company, as trustee. CCFC and CCFC Finance are wholly owned indirect subsidiaries of Calpine Corporation (the “Company”). CCFC Finance is nominally capitalized and does not and will not have any subsidiaries, operations or revenues. The Notes were offered in a private placement under Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and have not been, and will not be, registered under the Securities Act.

This summary of the terms of the Indenture and the Notes is qualified in its entirety by reference to the Indenture, a copy of which (including the form of the Notes) is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Interest on the Notes will accrue at the rate of 8% per annum and will be payable semi-annually in arrears on each June 1 and December 1, commencing on December 1, 2009. The Issuers will make each interest payment to the holders of record on the May 15 and November 15 immediately preceding the applicable interest payment date. The Notes will mature on June 1, 2016.

The Notes and the related guarantees are secured, subject to certain exceptions and permitted liens, by all real and personal property of CCFC and CCFC’s material subsidiaries (including the Guarantors), consisting primarily of six natural gas-fired power plants as well as the equity interests in CCFC and the Guarantors. The Notes are without recourse to the Company or any of its other subsidiaries or assets.

Subject to certain limitations, at any time prior to June 1, 2012, the Issuers may on any one or more occasions redeem up to a total of 35% of the aggregate principal amount of the Notes originally issued with the net cash proceeds of certain equity offerings at a redemption price of 108.0% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the redemption date. On or after June 1, 2013, the Issuers may on any one or more occasions redeem all or part of the Notes at the redemption prices, plus accrued and unpaid interest through the applicable redemption date, plus an additional premium as set forth in the Indenture.

Subject to certain qualifications and exceptions, the Indenture governing the Notes will, among other things, limit the Issuers’ ability and the ability of their restricted subsidiaries to:

(1)    incur additional indebtedness and issue preferred equity;
(2)    pay dividends or distributions;
(3)    repurchase equity or repay subordinated indebtedness;
(4)    make investments;

(5)    create, incur or assume liens;
(6)    sell assets;
(7)    enter into agreements that restrict dividends, distributions or other payments from restricted subsidiaries;
(8)    enter into transactions with affiliates; and
(9)    consolidate, merge or transfer all or substantially all of their assets and the assets of their restricted subsidiaries on a combined basis.

If an event of default arises from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the Indenture or related security documents, default under or acceleration of certain other indebtedness, failure to pay certain judgments, and repudiation or unenforceability of obligations under the security documents or the guarantees, subject to certain limitations including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the Notes to be due and payable immediately.

ITEM 8.01 — OTHER EVENTS

On May 19, 2009, the Company announced the closing of the offering of the Notes by the Issuers described in Item 2.03 of this Current Report on Form 8-K. A copy of the press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

4.1
Indenture, dated May 19, 2009, among Calpine Construction Finance Company, L.P., CCFC Finance Corp., the Guarantors named therein, and Wilmington Trust Company, as Trustee, including the form of the Notes.

99.1	Calpine Corporation Press Release dated May 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: May 22, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated May 19, 2009, among Calpine Construction Finance Company, L.P., CCFC Finance Corp., the Guarantors named therein, and Wilmington Trust Company, as Trustee, including the form of the Notes.

99.1	Calpine Corporation Press Release dated May 19, 2009.